[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) GROWTH
                              OPPORTUNITIES FUND

                              ANNUAL REPORT o DECEMBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ........................................................ 9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Bond Index, a commonly used measure of investment- grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey Shames

    Chairman and Chief Executive Officer
    MFS Investment Management(R)

January 16, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.
------------
(1)Source: The Wall Street Journal, October 10, 2000.

(2)Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3)For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4)Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Paul M. McMahon]
     Paul M. McMahon

For the 12 months ended December 31, 2000, Class A shares of the fund provided a total return of -11.30%, Class B shares -12.04%, and Class I shares -11.19%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effect of any sales charges, compare to a -9.11% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -16.25%.

Q. THE FUND OUTPERFORMED ITS PEERS BUT UNDERPERFORMED THE S&P 500 OVER THE PERIOD. COULD YOU EXPLAIN THE FACTORS THAT DROVE PERFORMANCE?

A. Because we are a growth-oriented portfolio, we have tended to be overweighted in technology stocks relative to the S&P 500. As a result, we were more affected than the overall market by the global correction that began in March and hit the technology sector especially hard. That said, we think we outperformed our peers in part by being relatively quick to recognize what was happening. Especially in the third quarter, we dramatically cut back our technology holdings and redeployed the proceeds into stocks that our analysts felt would do well in a slowing economy. For example, we increased our weightings in grocery store chain Safeway and drug store chain CVS; these companies have historically been steady earners and we felt they were positioned to do relatively well in an economic downturn.

    In our experience, some industries have tended to run in cycles that are not parallel with the general economy and may thus offer opportunities in a generally declining market. For example, our research indicated that the aerospace business was improving, partly due to an increasing backlog of aircraft orders. We therefore increased our position in Boeing and added a position in United Technologies; both of those stocks did well in the second half of the year. Home financing was another business that we felt would do well in the current economy, so we increased our position in the Federal National Mortgage Association (Fannie Mae) and initiated a position in the Federal Home Loan Mortgage Corporation (Freddie Mac). These stocks also performed well in the second half.

Q. THE PORTFOLIO'S TECHNOLOGY WEIGHTING AT THE END OF THE PERIOD WAS ABOUT HALF OF THE WEIGHTING AT MIDYEAR. WHAT IS YOUR OUTLOOK FOR THE SECTOR AND ITS FUTURE ROLE IN THE FUND?

A. We believe technology holdings will remain an important part of the portfolio. In the first half of 2001, however, we think we'll continue to see some tough times for the sector. We expect that earnings reports from the fourth quarter of 2000 and the first quarter of 2001 will continue to disappoint investors. The good news is that we think a lot of the pain has already been felt in that sector, although it's impossible to call the bottom of the market. At this point we expect that we'll use the first half of the year to look for company-specific opportunities and to reposition some of our technology holdings. Our feeling is that as the year progresses we may see the economy begin to brighten and that the second half of the year may be an improving period for technology stocks. If that is indeed the case, we expect that our technology weighting will increase in the second half of 2001.

    To put things in perspective, we think it's important to realize that in 1999 and 2000 we had some unusual one-time phenomena that drove technology spending. In 1999, there was a great deal of Year 2000 (Y2K) spending, as companies upgraded computers and software. In 2000, many firms spent heavily on Internet-related software to launch new businesses or to prepare for what they perceived as challenges to their existing businesses. With the demise of many of the dot.com companies, spending in this area has been scaled back. So while we witnessed robust increases in corporate technology spending in both 1999 and 2000, we think we'll see a return to more normal spending patterns in 2001 -- healthy but not extraordinary year-over-year increases.

Q. COULD YOU EXPLAIN THE ROLE OF MFS ORIGINAL RESEARCH(R) IN UNCOVERING MARKET OPPORTUNITIES?

A. Our holdings in the insurance industry provide an illustration of how our research process helps us find opportunity, even in poor market environments. Largely due to competitive pressure, policy rates for property and casualty insurance had been flat or declining for more than a decade; this poor pricing environment had depressed many insurance stocks. In late 1999, our insurance industry analyst visited most of the leading companies and wrote a major industry review. He believed he saw signs that insurance companies were about to raise policy rates and that those increases would be a positive catalyst for their stocks. Based on this research, we accumulated significant positions in several property and casualty insurers before the market seemed to realize what was about to happen. And over the course of 2000, we saw significant price appreciation in insurers such as Hartford Financial Services, AFLAC, and Gallagher (Arthur J.) & Co.

    We think it's important for investors to understand that MFS(R) portfolio managers and analysts work in an atmosphere that promotes the search for new investment ideas. Most of us are located on the same floor of our building, and there's a tremendous amount of communication and sharing of ideas.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET IN GENERAL?

A. Our outlook for the overall market is similar to our outlook for technology: we see a difficult quarter or two followed by improvement as the year progresses. Due to what we perceive as a general uncertainty in the market, we expect that our holdings will remain more diversified than in the past, especially in the first half of the year.

    We think we'll see the overall market revive as we move through the second quarter of 2001, as investors have more conviction that the economy and corporate earnings will potentially re-accelerate in the second half. We think that interest-rate-sensitive stocks -- such as those of brokerage firms and other financial services companies -- may be among the first to benefit from what we expect will be a falling rate environment.

    We also think falling rates may help some parts of the beaten-down telecommunications sector, particularly the competitive local exchange carriers (CLECs). These are newer companies that were formed to compete with the incumbent local phone service providers. Because CLECs were dependent on raising capital to buy new equipment, they tended to suffer in the rising rate environment we experienced in 2000. Many of their stocks have been selling at very depressed levels, and we believe they may present attractive opportunities if interest rates fall and it becomes less expensive for them to raise capital.

 /s/ Paul M. McMahon
     Paul M. McMahon
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

PAUL M. MCMAHON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GROWTH OPPORTUNITIES AND CAPITAL APPRECIATION PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST AND WAS NAMED VICE PRESIDENT IN 1986 AND SENIOR VICE PRESIDENT IN 1992. PAUL IS A GRADUATE OF THE COLLEGE OF THE HOLY CROSS AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS A CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      SEPTEMBER 9, 1970

CLASS INCEPTION:            CLASS A  SEPTEMBER 9, 1970
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS I   JANUARY 2, 1997

SIZE:                       $1.2 BILLION NET ASSETS AS OF DECEMBER 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)
It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 2000)

                  MFS Growth          Standard & Poor's
              Opportunities Fund       500 Composite
                  --  Class A             Index
--------------------------------------------------------
12/90              $ 9,425               $10,000
12/92               12,426                14,041
12/94               13,838                15,660
12/96               22,680                26,491
12/98               36,116                45,426
12/00               42,552                49,979


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

CLASS A

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -11.30%  +52.19% +128.64% +351.48%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              -11.30%  +15.02% + 17.99% + 16.27%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              -16.40%  +12.78% + 16.60% + 15.58%
--------------------------------------------------------------------------------

CLASS B

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -12.04%  +48.49% +119.18% +323.62%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              -12.04%  +14.09% + 16.99% + 15.53%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              -14.44%  +13.47% + 16.80% + 15.53%
--------------------------------------------------------------------------------

CLASS I

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -11.19%  +53.00% +130.08% +354.31%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              -11.19%  +15.23% + 18.13% + 16.34%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Average large cap growth fund+              -16.25%  +16.64% + 18.09% + 16.96%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#      - 9.11%  +12.26% + 18.33% + 17.46%
--------------------------------------------------------------------------------
(+) Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class- specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries when investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                    22.8%
FINANCIAL SERVICES            18.9%
HEALTH CARE                   12.1%
UTILITIES & COMMUNICATIONS     9.5%
RETAILING                      9.4%

TOP 10 STOCK HOLDINGS

CISCO SYSTEMS, INC.  3.1%            UNITED TECHNOLOGIES CORP.  2.0%
Computer network developer           Aerospace, defense, and building equipment
                                     company
GENERAL ELECTRIC CO.  2.9%
Diversified manufacturing and        FEDERAL HOME LOAN MORTGAGE CORP.  1.9%
financial services conglomerate      U.S. mortgage banker and underwriter

TYCO INTERNATIONAL LTD.  2.9%        WAL-MART STORES, INC.  1.9%
Fire protection, packaging, and      Retail chain
electronic  equipment manufacturer
                                     BRISTOL-MYERS SQUIBB CO. 1.9%
SAFEWAY, INC.  2.7%                  Pharmaceutical products company
Grocery store chain
                                     ORACLE CORP.  1.8%
CVS CORP.  2.2%                      Database software developer and
Drug store chain                     manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 2000

Stocks - 90.8%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 84.5%
  Aerospace - 3.1%
    Boeing Co.                                       232,500     $   15,345,000
    United Technologies Corp.                        275,200         21,637,600
                                                                 --------------
                                                                 $   36,982,600
-------------------------------------------------------------------------------
  Automotive - 1.2%
    Harley-Davidson, Inc.                            355,800     $   14,143,050
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.9%
    Chase Manhattan Corp.                            338,300     $   15,371,506
    Firstar Corp.                                    130,700          3,038,775
    PNC Financial Services Group Co.                 230,100         16,811,682
                                                                 --------------
                                                                 $   35,221,963
-------------------------------------------------------------------------------
  Biotechnology - 0.8%
    Pharmacia Corp.                                  155,200     $    9,467,200
-------------------------------------------------------------------------------
  Business Services - 1.8%
    BEA Systems, Inc.*                                 9,520     $      640,815
    Computer Sciences Corp.*                         142,100          8,543,762
    VeriSign, Inc.*                                  172,372         12,787,848
                                                                 --------------
                                                                 $   21,972,425
-------------------------------------------------------------------------------
  Cellular Telephones - 0.9%
    Sprint Corp. (PCS Group)*                        504,300     $   10,306,631
-------------------------------------------------------------------------------
  Communication Services - 0.3%
    SBA Communications Corp.*                         84,300     $    3,461,569
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Compaq Computer Corp.                            407,100     $    6,126,855
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Microsoft Corp.*                                 283,100     $   12,279,463
-------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    Art Technology Group, Inc.*                      100,300     $    3,065,419
    CacheFlow, Inc.*                                  54,200            924,787
    EMC Corp.*                                        66,500          4,422,250
    Interwoven, Inc.*                                 72,700          4,793,656
    TIBCO Software, Inc.*                             58,500          2,804,344
                                                                 --------------
                                                                 $   16,010,456
-------------------------------------------------------------------------------
  Computer Software - Systems - 4.9%
    Ariba, Inc.*                                      53,100     $    2,847,488
    Comverse Technology, Inc.*                        29,900          3,247,887
    E.piphany, Inc.*                                  51,250          2,764,297
    Extreme Networks, Inc.*                          161,900          6,334,337
    Foundry Networks, Inc.*                           15,900            238,500
    Oracle Corp.*                                    688,148         19,999,301
    Rational Software Corp.*                         355,700         13,850,069
    VERITAS Software Corp.*                          110,450          9,664,375
                                                                 --------------
                                                                 $   58,946,254
-------------------------------------------------------------------------------
  Conglomerates - 2.6%
    Tyco International Ltd.                          561,356     $   31,155,258
-------------------------------------------------------------------------------
  Electrical Equipment - 3.0%
    General Electric Co.                             654,000     $   31,351,125
    QLogic Corp.*                                     51,700          3,980,900
                                                                 --------------
                                                                 $   35,332,025
-------------------------------------------------------------------------------
  Electronics - 4.6%
    Flextronics International Ltd.*                  433,500     $   12,354,750
    Intel Corp.                                      409,000         12,295,562
    Micron Technology, Inc.*                         177,100          6,287,050
    Sanmina Corp.*                                    93,000          7,126,125
    SCI Systems, Inc.*                               177,000          4,668,375
    Tektronix, Inc.*                                 178,400          6,009,850
    Veeco Instruments, Inc.*                          87,900          3,526,988
    Xilinx, Inc.*                                     70,300          3,242,588
                                                                 --------------
                                                                 $   55,511,288
-------------------------------------------------------------------------------
  Entertainment - 2.9%
    Clear Channel Communications, Inc.*              322,295     $   15,611,164
    Infinity Broadcasting Corp., "A"*                221,300          6,182,569
    Readers Digest Assn., Inc., "A"                   80,900          3,165,213
    Viacom, Inc., "B"*                               208,827          9,762,662
                                                                 --------------
                                                                 $   34,721,608
-------------------------------------------------------------------------------
  Financial Institutions - 8.6%
    Citigroup, Inc.                                  337,466     $   17,231,858
    Federal National Mortgage Assn.                  227,100         19,700,925
    Financial Federal Corp.*                         269,275          6,428,941
    FleetBoston Financial Corp.                       82,500          3,098,906
    Freddie Mac                                      302,400         20,827,800
    Goldman Sachs Group, Inc.                         32,000          3,422,000
    Merrill Lynch & Co., Inc.                        176,700         12,048,731
    Morgan Stanley Dean Witter & Co.                 246,300         19,519,275
                                                                 --------------
                                                                 $  102,278,436
-------------------------------------------------------------------------------
  Financial Services - 0.2%
    John Hancock Financial Services, Inc.             58,800     $    2,212,350
-------------------------------------------------------------------------------
  Healthcare - 0.7%
    HCA-The Healthcare Co.                           194,900     $    8,577,549
-------------------------------------------------------------------------------
  Insurance - 5.5%
    AFLAC, Inc.                                      232,700     $   16,798,031
    American International Group, Inc.               161,900         15,957,269
    Gallagher (Arthur J.) & Co.                      153,000          9,734,625
    Hartford Financial Services Group, Inc.          204,300         14,428,687
    UnumProvident Corp.                              313,600          8,428,000
                                                                 --------------
                                                                 $   65,346,612
-------------------------------------------------------------------------------
  Machinery - 1.4%
    Deere & Co., Inc.                                278,600     $   12,763,362
    Ingersoll Rand Co.                               103,700          4,342,438
                                                                 --------------
                                                                 $   17,105,800
-------------------------------------------------------------------------------
  Medical and Health Products - 4.9%
    Allergan, Inc.                                    80,500     $    7,793,406
    American Home Products Corp.                     228,300         14,508,465
    Bristol-Myers Squibb Co.                         273,400         20,214,513
    Pfizer, Inc.                                     341,100         15,690,600
                                                                 --------------
                                                                 $   58,206,984
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.4%
    Applera Corp. - Applied Biosystems Group*        142,600     $   13,413,312
    Health Management Associates, Inc., "A"*         524,750         10,888,562
    HEALTHSOUTH Corp.*                               144,600          2,358,788
    IMS Health, Inc.                                  81,800          2,208,600
    Manor Care, Inc.*                                254,100          5,240,813
    Medtronic, Inc.                                  302,800         18,281,550
                                                                 --------------
                                                                 $   52,391,625
-------------------------------------------------------------------------------
  Metals and Minerals - 0.3%
    Phelps Dodge Corp.                                57,700     $    3,220,381
-------------------------------------------------------------------------------
  Oil Services - 3.4%
    Baker Hughes, Inc.                               154,000     $    6,400,625
    Cooper Cameron Corp.*                             57,100          3,772,169
    Global Marine, Inc.*                             427,000         12,116,125
    Halliburton Co.                                  115,200          4,176,000
    Noble Drilling Corp.*                            125,500          5,451,406
    Weatherford International, Inc.*                 192,200          9,081,450
                                                                 --------------
                                                                 $   40,997,775
-------------------------------------------------------------------------------
  Oils - 3.6%
    Conoco, Inc., "A"                                553,200     $   15,835,350
    Exxon Mobil Corp.                                 65,700          5,711,794
    Santa Fe International Corp.                     279,140          8,949,926
    Transocean Sedco Forex, Inc.                     258,700         11,900,200
                                                                 --------------
                                                                 $   42,397,270
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Sepracor, Inc.*                                   33,800     $    2,708,225
-------------------------------------------------------------------------------
  Retail - 6.1%
    Best Buy Co., Inc.*                              103,900     $    3,071,544
    CVS Corp.                                        402,100         24,100,869
    Gap, Inc.                                        248,700          6,341,850
    Home Depot, Inc.                                  69,800          3,188,987
    RadioShack Corp.                                 357,200         15,292,625
    Wal-Mart Stores, Inc.                            389,600         20,697,500
                                                                 --------------
                                                                 $   72,693,375
-------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Safeway, Inc.*                                   470,500     $   29,406,250
-------------------------------------------------------------------------------
  Telecommunications - 9.5%
    Allegiance Telecom, Inc.*                        203,300     $    4,526,602
    American Tower Corp., "A"*                       465,400         17,627,025
    AT&T Corp., "A"*                                 240,600          3,263,138
    Cabletron Systems, Inc.*                         232,930          3,508,508
    CIENA Corp.*                                     103,700          8,425,625
    Cisco Systems, Inc.*                             889,000         34,004,250
    Corning, Inc.                                    200,900         10,610,031
    EchoStar Communications Corp.*                   586,200         13,336,050
    Metromedia Fiber Network, Inc., "A"*             557,940          5,649,142
    Netro Corp.*                                      93,100            645,881
    NEXTEL Communications, Inc.*                     160,000          3,960,000
    Spectrasite Holdings, Inc.*                      111,009          1,470,869
    Time Warner Telecom, Inc.*                        93,200          5,912,375
                                                                 --------------
                                                                 $  112,939,496
-------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    AES Corp.*                                       312,200     $   17,288,075
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $1,009,408,848
-------------------------------------------------------------------------------
Foreign Stocks - 6.3%
  Bermuda - 0.7%
    FLAG Telecom Holdings Ltd.
      (Telecommunications)*                          283,750     $    1,773,438
    Global Crossing Ltd. (Telecommunications)*       323,000          4,622,937
    Tycom Ltd. (Telecommunications)*                  83,200          1,861,600
                                                                 --------------
                                                                 $    8,257,975
-------------------------------------------------------------------------------
  Canada - 0.6%
    Nortel Networks Corp. (Telecommunications)       230,200     $    7,380,787
-------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)            277,700     $   12,079,950
-------------------------------------------------------------------------------
  Israel - 0.5%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                 41,000     $    5,476,063
    Partner Communications Co. Ltd., ADR
      (Cellular Telephones)*                          87,150            512,006
                                                                 --------------
                                                                 $    5,988,069
-------------------------------------------------------------------------------
  Japan - 0.3%
    NTT DoCoMo, Inc. (Telecommunications)                210     $    3,620,056
-------------------------------------------------------------------------------
  Mexico - 0.1%
    Grupo Iusacell S.A. de C.V., ADR
      (Telecommunications)*                          168,200     $    1,639,950
-------------------------------------------------------------------------------
  Netherlands - 1.0%
    Royal Dutch Petroleum Co., ADR (Oils)            197,500     $   11,961,094
-------------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Oils)                         123,700     $    5,922,138
    Vodafone Group PLC (Telecommunications)*       5,121,289         18,793,763
                                                                 --------------
                                                                 $   24,715,901
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $   75,643,782
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,000,395,605)                   $1,085,052,630
-------------------------------------------------------------------------------
Short-Term Obligations - 4.0%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01  $     14,990     $   14,987,302
    Anheuser-Busch, Inc., due 1/02/01                  5,984          5,982,944
    Bank of America, due 1/02/01                       5,389          5,389,000
    Gannett, Inc., due 1/04/01                         2,254          2,252,768
    Gillette Co., due 1/02/01                          2,858          2,857,496
    Goldman Sachs Group LP,
      due 1/02/01 - 1/09/01                           15,006         14,999,730
    Merrill Lynch & Co., Inc., due 1/02/01             1,157          1,156,788
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $   47,626,028
-------------------------------------------------------------------------------

Repurchase Agreements - 5.2%
-------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)              VALUE
-------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00,
      due 1/2/2001, to be received $17,012.18
      (secured by various U.S. Treasury
      obligations), at Cost                      $        17     $       17,000
    Merrill Lynch, dated 12/29/2000,
      due 1/2/2001, to be received
      $62,614,841.83 (secured by various
      U.S. Treasury obligations), at Cost             62,570         62,570,000
-------------------------------------------------------------------------------
Total Repurchase Agreements, at Amortized Cost                   $   62,587,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,110,608,633)              $1,195,265,658
Other Assets, Less Liabilities - 0.0%                                  (566,635)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $1,194,699,023
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
DECEMBER 31, 2000
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,110,608,633)    $1,195,265,658
  Receivable for fund shares sold                                 1,005,014
  Receivable for investments sold                                 6,293,826
  Interest and dividends receivable                                 458,389
  Other assets                                                          127
                                                             --------------
      Total assets                                           $1,203,023,014
                                                             --------------
Liabilities:
  Payable to custodian                                               $  506
  Payable for fund shares reacquired                              1,730,694
  Payable for investments purchased                               5,687,831
  Payable to affiliates -
    Management fee                                                   41,537
    Distribution and service fee                                    638,856
  Accrued expenses and other liabilities                            224,567
                                                             --------------
      Total liabilities                                      $    8,323,991
                                                             --------------
Net assets                                                   $1,194,699,023
                                                             ==============

Net assets consist of:
  Paid-in capital                                            $1,144,443,049
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies              84,660,274
  Accumulated net realized loss on investments and
    foreign currency transactions                               (34,692,413)
  Accumulated undistributed net investment income                   288,113
                                                             --------------
      Total                                                  $1,194,699,023
                                                             ==============
Shares of beneficial interest outstanding                      102,072,635
                                                               ===========

Class A shares:
  Net asset value per share
    (net assets of $1,106,280,608 / 93,960,717 shares of
    beneficial interest outstanding)                            $11.77
                                                                ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                           $12.49
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $82,708,361 / 7,627,153 shares of
    beneficial interest outstanding)                            $10.84
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,710,054 / 484,765 shares of
    beneficial interest outstanding)                            $11.78
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------
Net investment income:
   Income -
    Dividends                                                  $  10,519,080
    Interest                                                       3,389,993
    Income on securities loaned                                      185,377
    Foreign taxes withheld                                           (74,995)
                                                               -------------
      Total investment income                                  $  14,019,455
                                                               -------------

  Expenses -

    Management fee                                             $   5,847,761
    Trustees' compensation                                            54,089
    Shareholder servicing agent fee                                1,401,693
    Distribution and service fee (Class A)                         2,518,689
    Distribution and service fee (Class B)                           821,137
    Administrative fee                                               202,559
    Custodian fee                                                    476,845
    Printing                                                          52,548
    Postage                                                           69,972
    Auditing fees                                                     33,161
    Legal fees                                                         4,523
    Miscellaneous                                                    316,886
                                                               -------------
      Total expenses                                           $  11,799,863
    Fees paid indirectly                                            (351,546)
                                                               -------------
      Net expenses                                             $  11,448,317
                                                               -------------
        Net investment income                                  $   2,571,138
                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $ 320,841,226
    Foreign currency transactions                                    (43,275)
                                                               -------------
      Net realized gain on investments and foreign
        currency transactions                                  $ 320,797,951
                                                               -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $(478,501,243)
    Translation of assets and liabilities in foreign
      currencies                                                       2,492
                                                               -------------
      Net unrealized loss on investments and foreign
        currency translation                                   $(478,498,751)
                                                               -------------
        Net realized and unrealized loss on investments
          and foreign currency                                 $(157,700,800)
                                                               -------------
          Increase in net assets from operations               $(155,129,662)
                                                               =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                              2000               1999
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                            $     2,571,138    $    (2,693,605)
  Net realized gain on investments and foreign
    currency transactions                                     320,797,951        187,211,976
  Net unrealized gain (loss) on investments and foreign
    currency translation                                     (478,498,751)       169,918,409
                                                          ---------------    ---------------
    Increase (decrease) in net assets from operations     $  (155,129,662)   $   354,436,780
                                                          ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $    (2,113,567)   $          --
  From net investment income (Class I)                            (21,734)              --
  From net realized gain on investments and foreign
    currency transactions (Class A)                          (353,386,698)      (121,962,345)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (25,575,757)        (6,170,386)
  From net realized gain on investments and foreign
    currency transactions (Class I)                            (1,779,554)          (592,166)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                    (3,840,166)              --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                      (277,925)              --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                       (19,338)              --
                                                          ---------------    ---------------
    Total distributions declared to shareholders          $  (387,014,739)   $  (128,724,897)
                                                          ---------------    ---------------

Net increase (decrease) in net assets from fund share
  transactions                                            $   328,349,507    $    (8,426,296)
                                                          ---------------    ---------------
      Total increase (decrease) in net assets             $  (213,794,894)   $   217,285,587
Net assets:
  At beginning of period                                    1,408,493,917      1,191,208,330
                                                          ---------------    ---------------

At end of period (including accumulated undistributed
net investment income and accumulated net investment
loss of $288,113 and $103,791, respectively)              $ 1,194,699,023    $ 1,408,493,917
                                                          ===============    ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                        2000               1999                1998              1997              1996
------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $19.07             $15.95              $13.92            $12.97            $11.94
                                             ------             ------              ------            ------            ------

Income from investment operations# -
  Net investment income (loss)              $  0.04             $(0.03)             $(0.04)           $(0.03)           $(0.02)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                          (2.13)              4.99                3.96              2.96              2.62
                                             ------             ------              ------            ------            ------
      Total from investment
operations                                   $(2.09)            $ 4.96              $ 3.92            $ 2.93            $ 2.60
                                             ------             ------              ------            ------            ------

Less distributions declared to
shareholders -
  From net investment income                 $(0.03)            $ --                $ --              $ --              $ --
  From net realized gain on
    investments and foreign
    currency transactions                     (5.12)             (1.84)              (1.89)            (1.98)            (1.57)
  In excess of net realized gain on
    investments and foreign
    currency transactions                     (0.06)              --                  --                --                --
                                             ------             ------              ------            ------            ------

      Total distributions declared
        to shareholders                      $(5.21)            $(1.84)             $(1.89)           $(1.98)           $(1.57)
                                             ------             ------              ------            ------            ------
Net asset value - end of period              $11.77             $19.07              $15.95            $13.92            $12.97
                                             ======             ======              ======            ======            ======
Total return(+)                              (11.30)%            32.82%              29.17%            23.28%            21.87%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                   0.80%              0.80%               0.81%             0.84%             0.84%
  Net investment income (loss)                 0.22%             (0.19)%             (0.25)%           (0.18)%           (0.15)%
Portfolio turnover                              141%                87%                 79%               60%               65%
Net assets at end of period
  (000 Omitted)                          $1,106,281         $1,330,506          $1,137,302          $953,194          $807,657

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               2000             1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $18.13           $15.33           $13.54           $12.73           $11.79
                                                    ------           ------           ------           ------           ------

Income from investment operations# -
  Net investment loss                               $(0.10)          $(0.16)          $(0.16)          $(0.14)          $(0.14)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (2.01)            4.75             3.83             2.89             2.57
                                                    ------           ------           ------           ------           ------
      Total from investment operations              $(2.11)          $ 4.59           $ 3.67           $ 2.75           $ 2.43
                                                    ------           ------           ------           ------           ------

Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                   $(5.12)          $(1.79)          $(1.88)          $(1.94)          $(1.49)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     (0.06)            --               --               --               --
                                                    ------           ------           ------           ------           ------

      Total distributions declared to
        shareholders                                $(5.18)          $(1.79)          $(1.88)          $(1.94)          $(1.49)
                                                    ------           ------           ------           ------           ------
Net asset value - end of period                     $10.84           $18.13           $15.33           $13.54           $12.73
                                                    ======           ======           ======           ======           ======
Total return                                        (12.04)%          31.73%           28.15%           22.27%           20.72%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.60%            1.62%            1.63%            1.64%            1.75%
  Net investment loss                                (0.58)%          (1.01)%          (1.05)%          (0.98)%          (1.06)%
Portfolio turnover                                     141%              87%              79%              60%              65%
Net assets at end of period (000 Omitted)          $82,708          $71,363          $48,806          $25,578          $15,170

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------                PERIOD  ENDED
                                                        2000              1999             1998            DECEMBER 31, 1997*
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $19.08            $15.95          $13.91                 $12.84
                                                       ------            ------          ------                 ------

Income from investment operations# -
  Net investment income (loss)                         $ 0.08            $ 0.00**        $(0.01)                $ 0.00**
  Net realized and unrealized gain on
    investments and foreign currency                    (2.14)             5.00            3.96                   3.07
                                                       ------            ------          ------                 ------
      Total from investment operations                 $(2.06)           $ 5.00          $ 3.95                 $ 3.07
                                                       ------            ------          ------                 ------

Less distributions declared to shareholders -
  From net investment income                           $(0.06)           $ --            $ --                   $ --
  From net realized gain on investments and
    foreign currency transactions                       (5.12)            (1.07)          (1.91)                 (2.00)
  In excess of net realized gain on investments
    and foreign currency transactions                   (0.06)             --              --                     --
                                                       ------            ------          ------                 ------

      Total distributions declared to
        shareholders                                   $(5.24)           $(1.87)         $(1.91)                $(2.00)
                                                       ------            ------          ------                 ------
Net asset value - end of period                        $11.78            $19.08          $15.95                 $13.91
                                                       ======            ======          ======                 ======
Total return                                           (11.19)%           33.09%          29.45%                 24.65%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             0.60%             0.62%           0.63%                  0.65%+
  Net investment income (loss)                           0.42%            (0.01)%         (0.06)%                 0.01%+
Portfolio turnover                                        141%               87%             79%                    60%
Net assets at end of period (000 Omitted)              $5,710            $6,625          $5,100                 $3,909

 * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth Opportunities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $1,773,438. These loans were collateralized by U.S. Treasury securities of $2,031,103.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have significant effect on financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $272,877 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $78,669 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $43,933 and $30,554,984 were reclassified from accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital, due to differences between book and tax accounting for currency transactions, and equalization calculations. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets             0.50%
          Average net assets in excess of $200 million         0.40%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $17,869 for the year ended December 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $171,032 for the year ended December 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $757,008 for the year ended December 31, 2000. Fees incurred under the distribution plan during the year ended December 31, 2000, were .06% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,530 for Class B shares for the year ended December 31, 2000. Fees incurred under the distribution plan during the year ended December 31, 2000 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2000, were $2,461 and $104,303 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)    $1,882,054,673  $2,020,315,783
                                                --------------  --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,125,865,080
                                                                --------------
Gross unrealized appreciation                                   $  197,672,828
Gross unrealized depreciation                                     (128,272,250)
                                                                --------------
    Net unrealized appreciation                                 $   69,400,578
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                            YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                      ----------------------------------    ----------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                12,743,682    $   235,892,000         80,501,562    $ 1,299,702,953
Shares issued to shareholders
  in reinvestment of distributions         27,620,166        342,078,922          6,998,047        117,986,476
Shares reacquired                         (16,168,866)      (300,379,109)       (89,034,772)    (1,438,631,961)
                                      ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)                24,194,982    $   277,591,813         (1,535,163)   $   (20,942,532)
                                      ===============    ===============    ===============    ===============

Class B shares

                                            YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                      ----------------------------------    ----------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 6,672,288    $   111,865,496          5,285,119    $    82,675,429
Shares issued to shareholders
  in reinvestment of  distributions         2,063,888         23,310,618            351,673          5,654,144
Shares reacquired                          (5,045,178)       (86,029,993)        (4,884,788)       (76,269,456)
                                      ---------------    ---------------    ---------------    ---------------
    Net increase                            3,690,998    $    49,146,121            752,004    $    12,060,117
                                      ===============    ===============    ===============    ===============

Class C shares

                                            YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                      ----------------------------------    ----------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   361,134    $     6,984,115             30,338    $       487,418
Shares issued to shareholders
  in Reinvestment of distributions            147,453          1,820,625             34,999            592,166
Shares reacquired                            (371,026)        (7,193,167)           (37,866)          (623,465)
                                      ---------------    ---------------    ---------------    ---------------
    Net increase                              137,561    $     1,611,573             27,471    $       456,119
                                      ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended December 31, 2000, was $3,145.

INDEPENDENT AUDITORS' REPORT

To the Trustees and the Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Growth Opportunities Fund, including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $332,647,775 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2000.

MFS(R) GROWTH OPPORTUNITIES FUND

TRUSTEES                                          SECRETARY
J. Atwood Ives + - Chairman and Chief             Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                    ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway
& Barnes (attorneys)                              CUSTODIAN
                                                  State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor,
Harvard University Graduate School of             AUDITORS
Business Administration                           Deloitte & Touche LLP

Charles W. Schmidt + - Private Investor           INVESTOR INFORMATION
                                                  For information on MFS mutual funds, call
Arnold D. Scott* - Senior Executive               your investment professional or, for an
Vice President, Director, and Secretary,          information kit, call toll free: 1-800-637-2929
MFS Investment Management                         any business day from 9 a.m. to 5 p.m.
                                                  Eastern time (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment                 INVESTOR SERVICE
Management                                        MFS Service Center, Inc.
                                                  P.O. Box 2281
Elaine R. Smith + - Independent Consultant        Boston, MA 02107-9906

David B. Stone + - Chairman, North American       For general information, call toll free:
Management Corp. (investment adviser)             1-800-225-2606 any business day from
                                                  8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company          For service to speech- or hearing-impaired,
500 Boylston Street                               call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                             from 9 a.m. to 5 p.m. Eastern time. (To use
                                                  this service, your phone must be equipped with
DISTRIBUTOR                                       a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                               For share prices, account balances, exchanges,
Boston, MA 02116-3741                             or stock and bond outlooks, call toll free:
                                                  1-800-MFS-TALK (1-800-637-8255) anytime
CHAIRMAN AND PRESIDENT                            from a touch-tone telephone.
Jeffrey L. Shames*
                                                  WORLD WIDE WEB
PORTFOLIO MANAGER                                 www.mfs.com
Paul M. McMahon*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
*MFS Investment Management

MFS(R) GROWTH OOOPRTUNITIES FUND                                    ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                MGO-2  02/01  56.5M   16/216/816